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                                                                EXHIBIT 10.2

                               FIRST AMENDMENT TO
                    CHAIRMAN AND FOUNDER EMPLOYMENT AGREEMENT


      This First Amendment to Chairman and Founder Employment Agreement ("First Amendment") is effective as of December 31, 1999 by and between CALLAWAY GOLF COMPANY, a Delaware corporation (the "Company") and ELY CALLAWAY ("Mr. Callaway").

      A. The Company and Mr. Callaway are parties to a certain Chairman and Founder Employment Agreement entered into as of January 1, 1997 (the "Agreement").

      B. The Company and Mr. Callaway are in negotiations regarding a new employment agreement, and desire to keep the current Agreement in effect until such time as a new employment agreement is finalized.

      C. In light of the foregoing, the Company and Mr. Callaway desire to amend the Agreement pursuant to Section 16 of the Agreement, in the manner set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and other consideration, the value and sufficiency of which are hereby acknowledged, the Company and Mr. Callaway hereby agree as follows:

      1. Section 1 of the Agreement is hereby amended to read as follows:

         "TERM. The Company hereby employs Mr. Callaway and Mr. Callaway hereby accepts employment pursuant to the terms and provisions of this Agreement for the term commencing January 1, 1997 and terminating March 31, 2000, unless this Agreement is earlier terminated as hereinafter provided. Unless such employment is earlier terminated, upon the expiration of the term of this Agreement, Mr. Callaway's status shall be one of at will employment."

      2. But for the amendment contained herein, and any other written amendments properly executed by the parties, the Agreement shall otherwise remain unchanged.

      IN WITNESS WHEREOF, the Company and Mr. Callaway have caused this First Amendment to be executed effective as of the date set forth above.

MR. CALLAWAY                            COMPANY

                                        Callaway Golf Company,
                                        a Delaware corporation



/s/ Ely Callaway                        By:   /s/ Charles J. Yash
---------------------                      ----------------------------
Ely Callaway                               Charles J. Yash, President

Dated:  1/4/00                           Dated:  1/7/00